UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2015

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (513) 397-9900

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On December 31, 2015, a subsidiary of Cincinnati Bell Inc., an Ohio corporation (together with all of its subsidiaries, the “Company”), exchanged all of its 6,346,835 operating partnership units in CyrusOne LP, a Maryland limited partnership and the operating partnership of CyrusOne Inc., a Maryland corporation (“CyrusOne”), for an equal number of newly issued shares of common stock of CyrusOne (the “Exchange”). As a result of the Exchange, the Company owns approximately 9.5 percent of CyrusOne’s common stock and no longer owns any operating partnership units in CyrusOne LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: December 31, 2015	By:	/s/ Christopher J. Wilson
		Name:	Christopher J. Wilson
		Title:	Vice President, General Counsel and Secretary